UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

BLUE RIDGE BANKSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-39165	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court Suite 101
Richmond, Virginia		23226
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 331-6521

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BRBS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to Vote of Security Holders.

On May 21, 2025, Blue Ridge Bankshares, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to consider and vote on the following proposals: (1) to elect three Company directors for a term of three years each; (2) to approve an amendment to the Company’s articles of incorporation to declassify the Company’s Board of Directors; (3) to approve, in an advisory (non-binding) vote, the Company’s named executive officer compensation disclosed in the Proxy Statement relating to the Annual Meeting; (4) to approve, in an advisory (non-binding) vote, whether to hold the vote of the approval of the Company’s named executive officer compensation every one, two or three years; and (5) to ratify the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for 2025.

As of March 20, 2025, the record date for the Annual Meeting, there were 87,785,224 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, there were present in person or by proxy 79,478,745 shares of the Company’s common stock, which constituted a quorum to conduct business at the meeting. The voting results for each proposal are set forth below.

Proposal 1: Election of Directors

The individuals named below were elected to serve as directors of the Company for a three-year term expiring at the 2028 Annual Meeting of Shareholders:

Name	For	Withheld	Non-votes
G. William Beale	73,115,511	469,099	5,894,135
Ciaran McMullan	73,084,578	500,032	5,894,135
Vance H. Spilman	71,489,216	2,095,394	5,894,135

Proposal 2: Amendment to the Company’s articles of incorporation to declassify the Company’s Board of Directors

The proposal to approve an amendment to the Company’s Articles of Incorporation to declassify the Company’s Board of Directors received the affirmative vote of more than 80% of the outstanding shares of the Company’s common stock, and therefore was approved.

For	Against	Abstain	Non-votes
72,974,777	390,242	219,591	5,894,135

Proposal 3: An advisory (non-binding) vote to approve the Company’s named executive officer compensation

The proposal to approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers, was approved.

For	Against	Abstain	Non-votes
70,498,480	1,817,372	1,268,758	5,894,135

Proposal 4: An advisory (non-binding) vote as to whether to hold the vote of the approval of the Company’s named executive officer compensation every one, two, or three years

A frequency of every three years received the greatest number of votes as to when to hold the vote of the approval of the Company’s named executive officer compensation.

1 Year	2 Years	3 Years	Abstain	Non-votes
35,691,761	976,000	35,795,395	1,121,454	5,894,135

Proposal 5: Ratification of Independent Registered Public Accounting Firm for 2025

Shareholders ratified the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for 2025.

For	Against	Abstain	Non-votes
79,157,128	212,343	109,274	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.

Date:	May 22, 2025	By:	/s/ Judy C. Gavant
Judy C. Gavant Executive Vice President and Chief Financial Officer